SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2003

KOGER EQUITY, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200 BOCA RATON, FLORIDA	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Reports)

Item 5. Other Events

On September 3, 2003, Koger Equity, Inc. (the “Company”) announced the pricing of an underwritten public offering (the “Offering”) of 2,600,000 shares of the Company’s 8 1/2% Series A Cumulative Redeemable Preferred Stock, $.01 par value per share (Liquidation Preference $25 per share) (the “Preferred Stock”), pursuant to the Company’s Prospectus Supplement dated September 3, 2003, supplementing the Company’s base Prospectus dated November 18, 1997, which was included as part of a Registration Statement on Form S-3 (No. 333-37919) declared effective by the Securities and Exchange Commission (the “Commission”) on November 19, 1997. On September 8, 2003, the underwriter exercised its over-allotment option to purchase an additional 390,000 shares of Preferred Stock, bringing the total number of shares of the Offering to 2,990,000. A copy of the press releases with respect to the Offering are filed as Exhibits 99 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company has filed a Form 8-A for the registration of the Preferred Stock with the New York Stock Exchange pursuant to Section 12(b) of the Exchange Act of 1934. The Form 8-A, dated September 10, 2003, is incorporated herein by reference. The Company’s Articles of Amendment of the Amended and Restated Articles of Incorporation of the Company, filed as Exhibit 3(c) to the Form 8-A, is also incorporated herein by reference.

The Underwriting Agreement between the Company and Morgan Stanley & Co. Incorporated, dated September 3, 2003, and the opinion as to the legality of the securities, provided by Boling and McCart, a professional corporation, are filed as Exhibits 1 and 5, respectively, to this report, and are both incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number	Description of Exhibit

1	Underwriting Agreement between Koger Equity, Inc. and Morgan Stanley & Co. Incorporated dated September 3, 2003.

4a	Form of Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3(c) to the Company’s Registration Statement on Form 8-A filed with the Commission on September 10, 2003).

4b	Form of global Series A Convertible Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4(a)(2) to the Company’s Registration Statement on Form 8-A filed with the Commission on September 10, 2003).

5	Opinion of Boling & McCart, P.A.

8	Tax Opinion of Ropes & Gray LLP.

99a	Koger Equity, Inc. News Release, dated September 3, 2003.

99b	Koger Equity, Inc. News Release, dated September 10, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC

Dated: September 10, 2003	By: /s/ Steven A. Abney

Steven A. Abney Title: Vice President/Finance and Chief Accounting Officer (Principal Financial Officer)

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EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit Number	Description of Exhibit

1	Underwriting Agreement between Koger Equity, Inc. and Morgan Stanley & Co. Incorporated dated September 3, 2003.

4a	Form of Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3(c) to the Company’s Registration Statement on Form 8-A filed with the Commission on September 10, 2003).

4b	Form of global Series A Convertible Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4(a)(2) to the Company’s Registration Statement on Form 8-A filed with the Commission on September 10, 2003).

5	Opinion of Boling & McCart, P.A.

8	Tax Opinion of Ropes & Gray LLP.

99a	Koger Equity, Inc. News Release, dated September 3, 2003.

99b	Koger Equity, Inc. News Release, dated September 10, 2003.

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